Exhibit 99.1

                FIRST MASTER MODIFICATION OF CREDIT AGREEMENT AND
                              OTHER LOAN DOCUMENTS

        This FIRST MASTER MODIFICATION OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this "FIRST AMENDMENT") dated effective as of September 13, 2005, is executed and delivered by BEHRINGER HARVARD REIT I, INC., a Maryland corporation ("BORROWER"), BANK OF AMERICA, N.A., as Administrative Agent (together with its successors and assigns, if any, "ADMINISTRATIVE AGENT") for itself and on behalf of each Lender (herein so called) now or hereafter made a party to the Credit Agreement described below, BEHRINGER HARVARD CYPRUS, LLC, a Colorado limited liability company ("SPE"), and BEHRINGER HARVARD OPERATING PARTNERSHIP I LP, a Texas limited partnership ("OPERATING PARTNERSHIP") (Operating Partnership and SPE are sometimes also referred to herein, individually, as a "SUBSIDIARY GUARANTOR" and, together, as "SUBSIDIARY GUARANTORS").

                                    RECITALS

        A. On or about December 30, 2004, Borrower, Administrative Agent and Subsidiary Guarantors entered into a certain Credit Agreement (the "CREDIT AGREEMENT") pursuant to the terms of which, among other things, Administrative Agent and certain other Lenders now or hereafter made a party thereto (whether one or more, the "LENDERS") agreed to make a revolving loan facility (the "LOAN") available to Borrower in an amount up to $12,000,000.00. The Loan is evidenced by a Promissory Note dated of even date with the Credit Agreement from Borrower to Administrative Agent in the stated principal amount of up to $12,000,000.00 (the "NOTE").

        B. The obligations of Borrower under the Loan Documents (as such term is defined in the Credit Agreement) are guaranteed by SPE pursuant to a Guaranty Agreement dated as of December 30, 2004 (the "SPE GUARANTY") and by Operating Partnership pursuant to a Guaranty Agreement dated as of December 30, 2004 (the "OP GUARANTY") (the SPE Guaranty and the OP Guaranty are hereinafter singly and collectively referred to as the "GUARANTY").

        C. The SPE Guaranty is secured by, among other things, (i) a Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement dated December 30, 2004, executed by SPE in favor of the Public Trustee of Arapahoe County, Colorado, as Trustee, recorded in the Official Records of the Arapahoe County Clerk at Reception No. B4224410 (the "DEED OF TRUST"), covering certain real property situated in Arapahoe County, Colorado, as more particularly described therein (the "COLLATERAL"), and (ii) an Assignment of Leases and Rents and Other Income dated December 30, 2004, executed by SPE in favor of Administrative Agent, recorded in the Official Records of the Arapahoe County Clerk at Reception No. B4224411 (the "ASSIGNMENT OF RENTS AND LEASES").

        D. As of the date of this First Amendment, Administrative Agent is the sole Lender under the Credit Agreement and Borrower has requested that Administrative Agent agree to issue one or more standby letters of credit for the account of Borrower. Administrative Agent

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has agreed to modify the Credit Agreement to allow for the issuance of LCs (as hereinafter defined) on the terms and conditions as more particularly set forth in this First Amendment.

        NOW, THEREFORE, for and in consideration of the premises, the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Borrower, Subsidiary Guarantors and Administrative Agent, for itself and on behalf of the Lenders, hereby agree as follows:

        1.      AMENDMENTS TO CREDIT AGREEMENT.

                1.1 Section 1.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        1.3 COMMITMENT TO LEND AND ISSUE LCS. Borrower may borrow from each Lender, and each Lender severally agrees to make Advances of its Pro Rata Share of the Loan proceeds to Borrower in amounts at any one time outstanding not to exceed such Lender's Pro Rata Share of the Loan and (except for Administrative Agent with respect to Administrative Agent Advances), on the terms and subject to the conditions set forth in this Agreement and EXHIBIT C and EXHIBIT F attached to this Agreement. In addition, Bank of America, N.A., in its capacity as the issuer of LCs hereunder (herein, "ISSUING BANK") agrees to issue one or more LCs for the account of Borrower not to exceed, in the aggregate, the LC Sublimit on the terms and conditions set forth in this Agreement. The Loan is a revolving loan. Subject to the other terms and conditions hereof, Borrower may borrow, repay, and reborrow hereunder. Anything contained in this Agreement to the contrary notwithstanding, (i) the aggregate principal amount of all Advances (plus the LC Exposure) outstanding at any one time shall not exceed the lower of (A) $12,000,000.00, or (B) the Borrowing Base (the "MAXIMUM COMMITMENT AMOUNT"); and (ii) the aggregate LC Exposure shall not exceed the LC Sublimit. From time to time during the term of this Loan, Administrative Agent may obtain a new or updated Appraisal of the Property to determine the current, As Is Value of the Property, the cost of which appraisal shall be payable in accordance with the provisions of
        SECTION 2.13 hereof.

                1.2 Section 1.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        1.10    LETTERS OF CREDIT.

                                (a)     CONDITIONS. Subject to the terms and
        conditions of this Agreement, Issuing Bank agrees, if requested by Borrower, to issue LCs upon Borrower's delivering an LC Agreement, which must be received by Administrative Agent and Issuing Bank no later than the third (3rd) Business Day before the Business Day on which the requested LC is to be issued; provided that (A) no LC may expire later than six months after the Maturity Date, and (B) each LC must expire no later than one (1) year following its issuance (provided that upon the request of Borrower, the applicable LC may automatically renew on its anniversary date for additional one (1) year periods unless Issuing Bank notifies the beneficiary thereof in writing to the contrary and

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        provided that such automatic extensions may not automatically extend the expiration date of any LC beyond a date that is later than six months after the Maturity Date).

                                (b) PARTICIPATION. Immediately upon Issuing Bank's issuance of any LC, Issuing Bank shall be deemed to have sold and transferred to each other Lender, and each other Lender shall be deemed irrevocably and unconditionally to have purchased and received from Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Pro Rata Share in the LC and all applicable rights of Issuing Bank in the LC.

                                (c)     REIMBURSEMENT OBLIGATION. To induce
        Issuing Bank to issue and maintain LCs, and to induce Lenders to participate in issued LCs, Borrower agrees to pay or reimburse Issuing Bank (A) on the first (1st) Business Day after Issuing Bank notifies Administrative Agent and Borrower that it has made payment under a LC, the amount paid by Issuing Bank, and (B) within five (5) Business Days after demand, the amount of any additional fees Issuing Bank customarily charges for amending LC Agreements, for honoring drafts under LCs, and for taking similar action in connection with letters of credit. If Borrower has not reimbursed Issuing Bank for any drafts paid by the date on which reimbursement is required under this Section, then Administrative Agent is irrevocably authorized to, and shall immediately, fund Borrower's reimbursement obligations as Base Rate Principal if and so long as no Default exists. The proceeds of the Loan shall be advanced directly to Issuing Bank to pay Borrower's unpaid reimbursement obligations. If a Default exists, then Borrower's reimbursement obligation shall constitute a demand obligation. Borrower's obligations under this Section are absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment that Borrower may have at any time against any Loan Party or any other Person. From the date that Issuing Bank pays a draft under a LC until Borrower either reimburses or is obligated to reimburse Issuing Bank for that draft under this Section, the amount of such draft bears interest payable to Issuing Bank at the rate then applicable to Base Rate Principal. From the due date of the respective amounts due under this Section, to the date paid, unpaid reimbursement amounts accrue interest that is payable on demand at the Base Rate plus two percent (2%). Such interest shall accrue for the actual days elapsed, including the first day but excluding the last day.

                                (d)     GENERAL. Issuing Bank shall promptly
        notify Administrative Agent and Borrower of the date and amount of any draft presented for honor under any LC (but failure to give notice will not affect Borrower's obligations under the Loan Documents). Issuing Bank shall pay the requested amount upon presentment of a draft unless presentment on its face does not comply with the terms of the applicable LC. When making payment, Issuing Bank may disregard (A) any default or potential default that exists under any other agreement, and (B) obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and Issuing Bank is not liable for any of those obligations). Borrower's reimbursement obligations to Issuing Bank and Lenders, and each Lender's obligations to Issuing Bank, under this Section are absolute and unconditional irrespective of, and Issuing Bank is not responsible for, (1) the validity, enforceability, sufficiency, accuracy,

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        or genuineness of documents or endorsements (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (2) any dispute by any Loan Party with, or any Loan Party's claims, setoffs, defenses, counterclaims, or other rights against, Administrative Agent, Issuing Bank, any Lender or any other Person, or
        (3) the occurrence of any Potential Default or Default.

                                (e) OBLIGATION OF LENDERS. If Borrower fails to reimburse Issuing Bank as provided in this SECTION 1.10 by the date on which reimbursement is due under such Section, and an Advance cannot be made to satisfy the reimbursement obligations, then Administrative Agent shall promptly notify each Lender of Borrower's failure, of the date and amount paid, and of each Lender's Pro Rata Share of the unreimbursed amount. Each Lender shall promptly and unconditionally make available to Administrative Agent in immediately available funds its Pro Rata Share of the unpaid reimbursement obligation. Funds are due and payable to Administrative Agent before the close of business on the Business Day when Administrative Agent gives notice to each Lender of Borrower's reimbursement failure (if notice is given before 12:00 noon) or on the next succeeding Business Day (if notice is given after 12:00 noon). All amounts payable by any Lender accrue interest after the due date from the day the applicable draft or draw is paid by Issuing Bank to (but not including) the date the amount is paid by such Lender to Administrative Agent at the Federal Funds Effective Rate for three (3) Business Days and thereafter at the Base Rate. Upon receipt of such funds, Administrative Agent shall make them available to Issuing Bank.

                                (f)     DUTIES OF ISSUING BANK. Issuing Bank
        agrees with each Lender and Borrower that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Lender and Borrower agree that, in paying any draft under any LC, Issuing Bank has no responsibility to obtain any document (other than any documents expressly required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering it. Neither Issuing Bank nor its representatives will be liable to any Lender or Borrower for any LC's use or for any beneficiary's acts or omissions (including, without limitation, any acts or omissions constituting ordinary negligence). Any action, inaction, error, delay, or omission taken or suffered by Issuing Bank or any of its representatives in connection with any LC, applicable drafts or documents, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with applicable Legal Requirements and in accordance with (A) the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance), which shall apply to each standby LC, and (B) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the "ICC") at the time of issuance --- (including the ICC decision published by the Commission on Banking Technique and Practice on April 6, 1998 regarding the European single currency
        (euro)), which shall apply to each LC, is binding upon Borrower and Lenders and does not place Issuing Bank or any of its Representatives under any resulting liability to Borrower or any Lender. Issuing Bank is not liable to Borrower or any Lender for any action taken or

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        omitted, in the absence of gross negligence or willful misconduct, by
        Issuing Bank or its Representatives in connection with any LC.

                                (g) CASH COLLATERAL. Within five (5) days after the Maturity Date and if requested by Required Lenders while a Default exists, Borrower shall provide Administrative Agent, for the benefit of the Loan Parties, cash collateral in an amount to equal the then-existing LC Exposure. If at any time during the term of the Loan or while any LC is outstanding, the then-existing LC Exposure exceeds the Borrowing Base then Borrower also shall deliver to Administrative Agent, for the benefit of the Loan Parties, within five (5) days after demand therefor by Administrative Agent, cash collateral equal to the amount by which the LC Exposure exceeds the Borrowing Base, which cash collateral shall be held by Administrative Agent in an interest-bearing account until such time as the LC Exposure no longer exceeds the Borrowing Base. So long as no Default then exists, all interest earned on funds on deposit in such account will be released to Borrower, at Borrower's request, no more frequently than once a month. If any LC Exposure is cash collateralized during a Default and Borrower cures such Default as required by the Loan Documents, then Administrative Agent shall release such cash collateral; PROVIDED, HOWEVER, the release of such cash collateral shall not limit or waive the right of Administrative Agent to require that the LC Exposure be cash collateralized again upon the occurrence of a subsequent Default.

                                (h) INDEMNIFICATION. Borrower shall protect, indemnify, pay, and save each of the Lenders and the Issuing Bank and their respective Representatives harmless from and against any and all claims, demands, liabilities, damages, costs, charges, and expenses (including reasonable attorneys' fees) which any of them may incur or be subject to as a consequence of the issuance of any LC, any dispute about any LC, or the failure of Issuing Bank to honor a draw request under any LC. Although each the Lenders and the Issuing Bank and their respective Representatives have the right to be indemnified for its or their own ordinary negligence, no Person is entitled to indemnity under the foregoing for its own gross negligence or willful misconduct (including a knowing and willful breach of its material obligations under this Agreement or an LC Agreement) and no other Person shall have the right to be indemnified hereunder by Borrower as a result of the gross negligence or willful misconduct of Issuing Bank.

                                (i) LC AGREEMENTS. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this Agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this Agreement, the reimbursement obligations for drafts under each LC are part of the Obligations, only the events specified in this Agreement as a Default shall constitute a default under any LC Agreement, and the terms of this Agreement control any conflict between the terms of this Agreement and any LC Agreement. In furtherance of the foregoing, but not in limitation thereof, this Agreement shall control and supercede the following paragraphs of Bank of America's current form of LC Agreement: Paragraphs 1(a), (b), (f), and (g), 2, 3, 4 and 8(d).

                                (j)     LC FEE. Borrower shall pay to the
        Administrative Agent

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        for the account of each Lender in accordance with its Pro Rata Share a
        LC fee for such LC equal to the greater of (i) 1.25% per annum times the daily maximum amount available to be drawn under the LC, or (ii) $500. Such fee shall be due and payable, quarterly, in advance, commencing on the date the LC is issued by Issuing Bank and on the same day of each third calendar month thereafter until the LC expiration date.

                                (k)     LC DOCUMENTATION. If requested by
        Borrower or the beneficiary of any LC, Issuing Bank will provide Borrower with copies of applicable authorizing resolutions and evidence of incumbency of the officer executing a LC, which resolutions and evidence of incumbency shall be in form customarily provided by Issuing Bank in connection with the issuance of letters of credit.

                1.3 Section 2.16(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        (c) LIABILITIES/ASSETS. As of each Test Date during the term of the Loan, the ratio (expressed as a percentage) of (i) the sum of (A) all liabilities of Borrower, determined in accordance with GAAP, and (B) all Off-Balance Sheet Liabilities of Borrower, in each case as of any Test Date, to (ii) all assets of Borrower, determined in accordance with GAAP as of the same Test Date, shall not be greater than seventy-five percent (75%).

                1.4 Section 4.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        (a) FAILURE TO PAY INDEBTEDNESS. Any (i) principal or interest of the Loan is not paid when due on the Maturity Date, or in the case of any of the principal or interest on the Loan due on a date other than the Maturity Date, any of such principal or interest is not paid within five (5) days after the same became due, (ii) any draw under an LC is not reimbursed to Issuing Bank when required in accordance with this Agreement (and Administrative Agent is not authorized to make an Advance hereunder for the amount of Borrower's reimbursement obligation as provided in SECTION 1.10 hereof), or (iii) other Indebtedness (other than principal or interest on the Loan or a reimbursement obligation in respect of a LC) is not paid within thirty (30) days after the same became due.

                1.5 Section 5.1 of the Credit Agreement is hereby amended to add the following paragraph at the end of the Section:

                        Issuing Bank shall act on behalf of Lenders with respect to any LC issued by it and the documents associated therewith, and Issuing Bank shall have all of the benefits and immunities (i) provided to Administrative Agent in this ARTICLE 5 with respect to any acts taken or omissions suffered by Issuing Bank in connection with any LC issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such LC as fully as if the term "Administrative Agent" as used in this ARTICLE 5 and in the definition of "Agent-Related Person" included Issuing

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        Bank with respect to such acts or omissions, and (ii) as additionally provided herein with respect to Issuing Bank.

                1.6 Section 5.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                        5.9 SUCCESSOR ADMINISTRATIVE AGENT. Administrative Agent may, and at the request of the Required Lenders as a result of the Administrative Agent's gross negligence or willful misconduct in performing its duties under this Agreement shall, resign as Administrative Agent upon thirty (30) days' notice to Lenders; provided that any such resignation by Bank of America, N.A. shall also constitute its resignation as Issuing Bank. If Administrative Agent resigns under this Agreement, then Required Lenders shall appoint from among the other Lenders a successor administrative agent for Lenders, provided that Borrower shall have the right to approve such successor administrative agent at all times other than during the existence of a Default (which consent of Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent is appointed prior to the effective date of the resignation of Administrative Agent, then Administrative Agent may appoint, after consulting with Lenders and Borrower, a successor administrative agent from among the other Lenders. Upon the acceptance of its appointment as successor administrative agent hereunder, the Person acting as such successor administrative agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and Issuing Bank and the respective terms "Administrative Agent" and "Issuing Bank" shall mean such successor administrative agent and issuing bank and the retiring Administrative Agent's appointment, powers, and duties as Administrative Agent shall be terminated and the retiring Issuing Bank's rights, powers and duties as such shall be terminated, without any other or further act or deed on the part of such retiring Issuing Bank or any other Lender, other than the obligation of the successor Issuing Bank to issue letters of credit in substitution for the LCs, if any, outstanding at the time of such succession or to make other arrangements satisfactory to the retiring Issuing Bank to effectively assume the obligations of the retiring Issuing Bank with respect to such LCs. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Agreement, including SECTION 6.10 of this Agreement, shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor administrative agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and Lenders shall perform all of the duties of Administrative Agent hereunder until such time, if any, as Required Lenders appoint a successor agent as provided for above.

                1.7 DEFINITIONS. Commencing on the date hereof, the following capitalized terms shall have the meaning set forth below when used herein or in the Credit Agreement, and to the extent such capitalized terms are also defined in the Credit Agreement, such definitions shall be deemed amended by this First Amendment:

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                "ANNUALIZED ADJUSTED EXPENSES" means the GREATER of (i) the aggregate, actual cash operating expenses of the Property (excluding non-cash expenses such as depreciation and expenses paid from reserves) calculated for each calendar month during the trailing twelve (12) month period, but: (a) not including payments of principal or interest on the Loan or reimbursement obligations in respect of any LC during such period; and (b) adjusted to include (but without duplication of the above) appropriate monthly accruals for the Property for: (1) a management fee of at least four percent (4%) per annum, (2) periodic expenses such as property taxes and insurance, and (3) a reserve (not less than $0.15 per square foot of leaseable space in the Improvements per annum) for capital repairs and replacements, or (ii) the projected operating expenses per square foot of leaseable space in the Improvements, annualized, as determined by Administrative Agent pursuant to a current Appraisal of the Property, prepared by an appraiser acceptable to Administrative Agent and satisfactory to Administrative Agent in all respects, as reviewed, adjusted and approved by Administrative Agent in accordance with its customary internal appraisal requirements.

                "COMMITMENT" means, as to each Lender, its obligation to advance its Pro Rata Share of the Loan (including the LC Exposure) in an aggregate principal amount not exceeding the amount set forth opposite such Lender's name on the Schedule of Lenders at any one time outstanding, as such amount may be reduced or adjusted from time to time in accordance with this Agreement.

                "DEEMED PRINCIPAL BALANCE" means, as of any date, the maximum principal amount of the Loan, plus all LC Exposure, less any permanent limitation on the Commitments of Lenders hereunder.

                "LC" means a standby letter of credit issued for the account of Borrower by Issuing Bank under this Agreement and under an LC Agreement.

                "LC AGREEMENT" means a letter of credit application and agreement (in form and substance satisfactory to Issuing Bank) submitted and executed by Borrower to Issuing Bank for an LC for the account of Borrower. Bank of America's current form of LC Agreement is attached as Exhibit A to this First Amendment.

                "LC EXPOSURE" means, without duplication, the sum of (a) the maximum undrawn amount of all existing and uncancelled LCs plus (b) the total unpaid reimbursement obligations of Borrower under drawings under all LCs.

                "LC SUBLIMIT" means an amount equal to $8,500.000.00. The LC Sublimit is part of, and not in addition to, the Aggregate Commitments.

                "OBLIGATIONS" means all liabilities, obligations, covenants and duties of, Borrower, each Subsidiary Guarantor and each other Loan Party from time to time owed to Administrative Agent or Lenders or any of them under or otherwise with respect to any Loan Document or otherwise with respect to the Loan and the LCs, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to

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        become due, now existing or hereafter arising and including interest and fees that accrues after the commencement by or against Borrower and/or any Subsidiary Guarantor or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceedings.

                "OFF-BALANCE SHEET LIABILITIES" means, with respect to the Borrower, as of each Test Date during the term of the Loan, without duplication and to the extent not included as a liability on the consolidated balance sheet of Borrower in accordance with GAAP: (a) with respect to any asset securitization transaction (including any accounts receivable purchase facility) (i) the unrecovered investment of purchasers or transferees of assets so transferred; and (ii) any other payment, recourse, repurchase, hold harmless, indemnity or similar obligation of Borrower in respect of assets transferred or payments made in respect thereof, other than limited recourse provisions that are customary for transactions of such type and that neither (x) have the effect of limiting the loss or credit risk of such purchasers or transferees with respect to payment or performance by the obligors of the assets so transferred nor (y) impair the characterization of the transaction as a true sale under applicable Laws (including Debtor Relief Laws); (b) the monetary obligations of Borrower in its capacity as lessee or a similar capacity, under any financing lease or so-called "synthetic," tax retention or off-balance sheet lease transaction which, upon the application of any Debtor Relief Law to Borrower, would be characterized as indebtedness; or (c) the monetary obligations of Borrower under any sale and leaseback transaction which does not create a liability on the consolidated balance sheet of Borrower; or (d) any other monetary obligation arising with respect to any other transaction which (i) is characterized as indebtedness for tax purposes but not for accounting purposes in accordance with GAAP or (ii) is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheet of Borrower (for purposes of this clause (d), any transaction structured to provide tax deductibility as interest expense of any dividend, coupon or other periodic payment will be deemed to be the functional equivalent of a borrowing).

                "PAYMENT AMOUNT" means an Advance of the Loan, an unpaid reimbursement obligation under an LC, an unreimbursed Administrative Agent Advance, an unreimbursed Indemnified Liability, or any other amount that a Lender is required to fund under this Agreement.

                "PRINCIPAL DEBT" means the aggregate unpaid principal balance of the Loan at the time in question on any date of determination and without duplication, the aggregate unpaid principal balance of the Loan, together with all aggregate unpaid reimbursement obligations of Borrower in respect of drawings under all LCs.

                "RELEASE DATE" means, as to each Project, the earlier of the following two dates: (i) the date on which the Indebtedness and Obligations secured by the Mortgage encumbering such Project (other than those indemnifications or obligations which, by the terms of the Mortgage, expressly survive repayment of the Indebtedness or release of the Mortgage) have been paid and performed in full, any remaining LC Exposure is

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        collateralized as provided in SECTION 1.10, and such Mortgage has been released; or (ii) the later date on which the lien of such Mortgage is fully and finally foreclosed (and all applicable redemption periods have expired) or a conveyance by deed in lieu of such foreclosure is fully and finally effective and possession of the Property subject to such Mortgage has been given to and accepted by the purchaser or grantee free of occupancy and claims to occupancy by any Loan Party and its heirs, devisees, representatives, successors and assigns; provided that, if such payment, performance, release, foreclosure or conveyance is challenged, in bankruptcy proceedings or otherwise, the Release Date shall be deemed not to have occurred until such challenge is validly released, dismissed with prejudice or otherwise barred by law from further assertion.

        2. AMENDMENT TO SPE GUARANTY AND OP GUARANTY. Subsidiary Guarantors each acknowledge and agree that, as used in the Guaranty, (i) the term "Indebtedness" shall hereafter include all indebtedness and obligations of Borrower arising under any LC Agreement, (ii) the term "Guaranteed Obligations" shall hereafter include all obligations of Borrower arising under any LC Agreement; and (iii) the term "Credit Agreement" shall hereafter mean the Credit Agreement, as amended by this First Amendment.

        3.      AMENDMENT TO DEED OF TRUST AND ASSIGNMENT OF RENTS AND LEASES.

                3.1 SPE acknowledges and agrees, that as used in the Deed of Trust and/or the Assignment of Rents and Leases, (i) the term "Guaranty" shall hereafter mean and refer to the SPE Guaranty, as amended by this First Amendment, (ii) the term "Secured Indebtedness" shall hereafter include all indebtedness obligations owing by Borrower or arising under any LC Agreement;
(iii) the term "Guaranteed Obligations" shall hereafter include all obligations of Borrower arising under any LC Agreement; and (iv) the term "Credit Agreement" shall hereafter mean the Credit Agreement, as amended by this First Amendment.

                3.2     The Deed of Trust is hereby amended as follows:

                        (a) by inserting the phrase "or collateralized as provided in the Credit Agreement" after the phrase "have been paid and performed" in clause (i) of the penultimate sentence of Section 2.1(f)(ii) thereof;

                        (b) by inserting the phrase ", cash collateral for any letter of credit outstanding under the Credit Agreement" after the phrase "on the Secured Indebtedness" in Section 5.2 thereof; and

                        (c) by inserting the phrase ", or collateralized as provided in the Credit Agreement" after the phrase "as the same becomes due and payable" in Section 6.12 thereof.

        4. REPRESENTATIONS. Borrower and Subsidiary Guarantors each hereby severally represents and warrants to Administrative Agent and the other Lenders that (a) to the best of such party's knowledge, the execution and delivery of this First Amendment does not contravene, result in a breach of or constitute a default under any deed of trust, loan agreement, indenture or other contract or agreement to which it is a party or by which it or any of the properties of it may

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

be bound; (b) this First Amendment constitutes the legal, valid and binding obligation of such party enforceable in accordance with its terms, subject to the limitations of equitable principles and bankruptcy, insolvency, debtor relief or other similar laws affecting generally the enforcement of creditors' rights; (c) the execution and delivery of, and performance under this First Amendment are within such party's power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action and are not in contravention of law or the provisions of any organizational documents governing such party or of any indenture, agreement or undertaking to which Borrower, SPE or Subsidiary Guarantor, as applicable, is a party or by which it is bound; and (d) to the knowledge of such party, there exists no uncured default under the Note, the Deed of Trust or any other Loan Document.

        5. RATIFICATION. The parties to this First Amendment agree that the terms and provisions of this First Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Documents and, except as expressly modified and superseded by this First Amendment, the terms and provisions of each of the Loan Documents are ratified and confirmed and shall continue in full force and effect. The liens, security interests, collateral assignments and financing statements in respect of the Loan are hereby ratified and confirmed as valid, subsisting and continuing to secure the Loan Documents. Nothing herein shall in any manner diminish, impair or extinguish the Note or any of the Obligations. Borrower, SPE and Subsidiary Guarantor hereby ratify and acknowledge that the Loan Documents are valid, subsisting and enforceable and agree and warrant that there are no offsets, claims or defenses with respect to any of the Obligations.

        6. CONSENT AND RATIFICATION. Subsidiary Guarantors each hereby severally, unconditionally and irrevocably acknowledge and agree that the Guaranty executed by such Subsidiary Guarantor and such Subsidiary Guarantor's obligations, covenants, agreements and duties thereunder remain in full force and effect, notwithstanding the modification of the Loan Documents effected hereby. Each Subsidiary Guarantor hereby unconditionally and irrevocably ratifies, reaffirms and confirms the Guaranty executed by such Subsidiary Guarantor and its obligations thereunder.

        7. RELEASE OF USURY CLAIMS. Borrower and Subsidiary Guarantors each hereby releases Administrative Agent and the other Lenders and their successors and assigns, from all claims, demands, liabilities, rights of offsets, defenses and causes of action which Borrower and/or Subsidiary Guarantors may be entitled to assert (although no such claims are known to exist) against Administrative Agent and the other Lenders in respect of the Note, the Credit Agreement and the other Loan Documents for any reason whatsoever, including without limitation, by reason of Lenders' contracting, charging or receiving for the use, forbearance or detention of money, interest on the loan evidenced by the Note prior to the execution of this First Amendment in excess of that permitted to be charged to Borrower or Subsidiary Guarantors under applicable law.

        8. COUNTERPARTS. This First Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

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

        9. BINDING EFFECT. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto, their representatives, successors and assigns.

        10. APPLICABLE LAW. The Credit Agreement, as modified hereby, shall be construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in the State of Texas.

        THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

        THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK








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        IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date and year first above written.

                                        BORROWER:

                                        BEHRINGER HARVARD REIT I, INC.,
                                        a Maryland corporation


                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________

                                        ADMINISTRATIVE AGENT, ISSUING BANK AND
                                        LENDER:

                                        BANK OF AMERICA, N.A., a national
                                        banking association, in its capacity as
                                        Administrative Agent, Issuing Bank and
                                        Lender

                                        By: ____________________________________
                                        Name:          Brett Bell
                                        Title:         Vice President

                                        SUBSIDIARY GUARANTOR:

                                        BEHRINGER HARVARD CYPRUS, LLC,
                                        a Colorado limited liability company

                                        By:  Behringer Harvard Operating
                                             Partnership I LP, a Texas limited
                                             partnership, its sole member

                                             By:  Behringer Harvard REIT Inc.,
                                                  a Maryland corporation, its
                                                  sole general partner

                                                  By:___________________________
                                                  Name: Gerald J. Reihsen, III
                                                  Title: Executive Vice
                                                         President


                                        SUBSIDIARY GUARANTOR:

                                        BEHRINGER HARVARD OPERATING PARTNERSHIP
                                        I LP, a Texas limited partnership, its
                                        sole member

                                        By:  Behringer Harvard REIT Inc., a
                                             Maryland corporation, its sole
                                             general partner

                                                  By:___________________________
                                                  Name: Gerald J. Reihsen, III
                                                  Title: Executive Vice
                                                         President


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

                                    EXHIBIT A

                         BANK OF AMERICA LC APPLICATION